UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)           January 19, 2005
                                           --------------------------------

                           Advanced Biotherapy, Inc.
             (Exact name of registrant as specified in its chapter)

          Delaware                    0-26323                 51-0402415
----------------------------        ------------         --------------------
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)           Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
----------------------------------------                            -----
Woodland Hills, California                                       (Zip Code)
--------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
                                                   --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01.        OTHER EVENTS.

                  The Registrant reported that the Company completed a pilot investigational study using antibodies to interferon-gamma in the treatment of patients suffering from Genital Herpes at the Department of Skin and Venereal Diseases, Russian State Medical University, Moscow, Russia, as more specifically described in the press release filed as Exhibit 99.1.


EXHIBIT

Designation      Description of Exhibit
99.1             Press Release dated 01/19/05

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                ADVANCED BIOTHERAPY, INC.
                               (Registrant)



Date:    January 19, 2005        By: /s/Edmond Buccellato
                                    ---------------------------
                                        Edmond Buccellato,
                                        President and CEO

                                INDEX TO EXHIBITS

Exhibit                 Description
99.1                    Press Release dated 01/19/05